Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

Redacted portions are indicated by [****].

Redacted portions filed separately with

Confidential Treatment Application.

FIRST AMENDMENT TO

STOCK PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this “Amendment”) is effective as of March 26, 2010 and amends that certain Stock Purchase Agreement, dated as of October 20, 2009 (the “Agreement”), by and among BioMarin Pharmaceutical Inc., a Delaware corporation (the “Purchaser”), Huxley Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the stockholders of the Company party thereto (collectively, the “Stockholders”).

RECITALS

A. WHEREAS, pursuant to the Agreement, the Stockholders sold, assigned, transferred and delivered to the Purchaser, and the Purchaser purchased and acquired from the Stockholders, all right, title and interest in and to all of the issued and outstanding shares of capital stock of the Company (the “Acquisition”);

B. WHEREAS, pursuant to Section 12.3 of the Agreement, the Agreement may not be amended, modified or supplemented except by written agreement between the Purchaser and the Stockholder Representative (as defined below); and

C. WHEREAS, the Purchaser and Aceras BioMedical, LLC, in its capacity as the Stockholder Representative (the “Stockholder Representative”), desire to modify the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

1. The following paragraph shall be added at end of Section 1.4(g) of the Agreement:

[****]

2. Section 1.4(h) of the Agreement shall be deleted in its entirety and replaced with the following new Section 1.4(h):

[****]

3. The paragraph at the end of Section 1.4 of the Agreement shall be deleted in its entirety and replaced with the following new paragraph:

[****]

[****] = Certain confidential information contained in this document, marked by brackets, ahs been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4. The following paragraph shall be added as new subsection (e) at the end of Section 10.5 of the Agreement:

“Notwithstanding anything to the contrary set forth herein, the Stockholders shall have no liability for, and the Purchaser Indemnified Parties shall have no right to indemnification with respect to, any claims, debts, liabilities, demands, obligations, guarantees, costs, expenses, fees, damages or causes of action arising out of, relating to or resulting from any claims that were or are asserted by EUSA and released by EUSA pursuant to Section 6 of that certain Settlement Agreement and General Release dated March 26, 2010, by and between Purchaser, the Company, the Stockholders Representative and EUSA, including, without limitation, any payments or obligations owed to EUSA or L’Assistance Publique – Hôpitaux de Paris’ pursuant to the License Agreement, as amended, including by that certain Second Amendment to Exclusive License and Sublicense Agreement between EUSA and the Company dated March 26, 2010.”

5. Exhibit 1.3 of the Agreement shall be deleted in its entirety and replaced with the exhibit attached hereto as Attachment 1.

6. Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings set forth in the Agreement.

7. Except as expressly set forth in this Amendment, all other terms of the Agreement shall remain in full force and effect and once this Amendment is executed by the parties hereto, all references in the Agreement to “the Agreement” or “this Agreement,” as applicable, shall refer to the Agreement, as modified by this Amendment.

8. This Amendment and the relationship of the parties hereto shall be construed in accordance with, and governed in all respects by, the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

9. This Amendment will apply to, be binding in all respects upon and inure to the benefit of the successors and permitted assigns of the parties.

10. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterparts. The exchange of copies of this Amendment and of signature pages by facsimile transmission (whether directly from one facsimile device to another by means of a dial-up connection or whether mediated by the worldwide web), by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means, shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile or other electronic means shall be deemed to be their original signatures for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

PURCHASER:	BIOMARIN PHARMACEUTICAL INC.

	By:	/s/ G. Eric Davis
	Name:	G. Eric Davis
	Title:	SVP, General Counsel

STOCKHOLDER REPRESENTATIVE:	ACERAS BIOMEDICAL, LLC
On Behalf of Itself and for All Stockholders

	By:	/s/ John Liatos
	Name:	John Liatos
	Title:	Managing Member

Attachment 1

Exhibit 1.3

Stockholder Name	Outstanding Shares		Closing Date Amount	Escrow	Earnout Percentage	Account Information
Aceras BioMedical, LLC	12,854,670		[****]	94.98%	92.5%	[****]
Richard Stewart	480,000	[1]	[****]	3.54%	5.25%	[****]
Anthony Clarke	200,000	[1]	[****]	1.48%	2.25%	[****]

TOTAL:	13,534,670		[****]	100.00%	100.00%

[1]	Assuming exercise of outstanding options prior to Closing.

[****] = Certain confidential information contained in this document, marked by brackets, ahs been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.